UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2018

FS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Washington	001-35589	45-4585178
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6920 220th Street SW, Suite 200, Mountlake Terrace, Washington	98043
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (425) 771-5299

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [  ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

Effective November 15, 2018, FS Bancorp, Inc. ("FS Bancorp") completed its previously announced merger (the "Merger") with Anchor Bancorp ("Anchor") pursuant to an Agreement and Plan of Merger, dated as of July 17, 2018, between Anchor and FS Bancorp. Upon completion of the Merger, Anchor merged with and into FS Bancorp, with FS Bancorp as the surviving entity.

On November 16, 2018, FS Bancorp filed a Current Report on Form 8-K (the "Original Report") with the Securities and Exchange Commission ("SEC") to report the completion of the Merger. This Current Report Amendment No. 1 on Form 8-K/A amends Item 9.01 of the Original Report to present certain financial statements and certain pro forma financial information in connection with the Merger that are required by Items 9.01(a) and 9.01(b), respectively, of Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of Anchor as of June 30, 2018 and 2017 and for the years ended June 30, 2018, 2017 and 2016 as well as the accompanying notes thereto and the related Report of Independent Registered Public Accounting Firm, are incorporated herein by reference.

The unaudited consolidated financial statements of Anchor as of and for the three months ended September 30, 2018 and 2017, as well as the accompanying notes thereto, are incorporated herein by reference.

(b)	Pro Forma Financial Information

The following unaudited pro forma combined condensed consolidated financial information giving effect to the Merger is filed as Exhibit 99.3 attached hereto:

•	Unaudited pro forma combined condensed consolidated balance sheet as of September 30, 2018, giving effect to the Merger as if it occurred on September 30, 2018;

•	Unaudited pro forma combined condensed consolidated statement of income for the nine months ended September 30, 2018, giving effect to the Merger as if it occurred on January 1, 2017; and

•	Unaudited pro forma combined condensed consolidated statement of income for the year ended December 31, 2017, giving effect to the Merger as if it occurred on January 1, 2017.

(d)	Exhibits

23.1	Consent of Moss Adams LLP*, as Anchor Bancorp's independent registered public accounting firm.
99.1
Audited consolidated financial statements of Anchor as of and for the years ended June 30, 2018 and 2017 and for years ended June 30, 2018, 2017 and 2016, incorporated by reference to the Annual Report on Form 10-K filed by Anchor with the SEC on September 13, 2018 and amended on September 19, 2018. File No.: 001-34965.

99.2
Unaudited consolidated financial statements of Anchor as of and for the three months ended September 30, 2018 (incorporated by reference to the Quarterly Report on Form 10-Q filed by Anchor with the SEC on November 5, 2018). File No.: 001-34965.

99.3
Unaudited pro forma combined condensed consolidated balance sheet as of September 30, 2018, giving effect to the Merger as if it occurred on September 30, 2018; unaudited pro forma combined condensed consolidated statement of income for the nine months ended September 30, 2018, giving effect to the Merger as if it occurred on January 1, 2017; and unaudited pro forma combined condensed consolidated statement of income for the year ended December 31, 2017, giving effect to the Merger as if it occurred on January 1, 2017.*

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2019	FS BANCORP, INC.

/s/ Matthew D. Mullet
Matthew D. Mullet Chief Financial Officer and Chief Operating Officer (Principal Financial and Accounting Officer)